UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 23, 2017

(Date of earliest event reported)

CLEARFIELD, INC.

(Exact Name of Registrant as Specified in Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-16106	41-1347235
(Commission File No.)	(IRS Employer Identification No.)

7050 Winnetka Avenue North, Suite 100, Brooklyn Park, Minnesota 55428

(Address of Principal Executive Offices)(Zip Code)

(763) 476-6866

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 4 and Sections 6 through 8 are not applicable and therefore omitted.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Clearfield, Inc. (the “Company”) was held on February 23, 2017. Of the 14,134,020 shares of the Company’s common stock outstanding and entitled to vote, 12,123,601 shares, or 85.78%, were present either in person or by proxy.

The following describes the matters considered by the Company’s shareholders at the Annual Meeting, as well as the results of the votes cast at the meeting that resulted in approval of each nominee and each other proposal:

1.       To elect six (6) directors of the Company to serve until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

Nominee	For	Withheld	Broker Non-Vote
Ronald G. Roth	6,981,268	576,374	4,565,959
Cheryl Beranek	7,543,085	14,557	4,565,959
Roger Harding	7,372,153	185,489	4,565,959
Donald R. Hayward	7,027,257	530,385	4,565,959
Charles N. Hayssen	7,540,585	17,057	4,565,959
Patrick Goepel	6,975,800	581,842	4,565,959

2.       To approve 2007 Stock Compensation Plan & increase authorized shares by 1,000,000.

For	Against	Abstain	Broker Non-Vote
5,516,362	2,012,095	29,185	4,565,959

3.       Advisory vote to approve named executive officer compensation.

For	Against	Abstain	Broker Non-Vote
7,435,963	88,570	33,109	4,565,959

4.       Advisory vote on frequency of non-binding vote on executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
6,584,031	90,347	851,358	31,906	4,565,959

5.       To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2017.

For	Against	Abstain	Broker Non-Vote
12,084,193	9,337	30,071	0

As a result, all nominees identified in Proposal 1 were elected as directors and Proposals 2, 3 and 5 were approved. As a result of the approval of Proposal 2 at the Company’s 2017 Annual Meeting of Shareholders, the December 23, 2016 amendments to the 2007 Stock Compensation Plan became effective. For Proposal 4, the shareholders have selected by a plurality of the votes cast at the Annual Meeting a frequency of every year, which was the recommendation of the Company’s Board of Directors. Accordingly, the Board of Directors intends to submit say-on-pay votes on executive compensation to its shareholder every year in accordance with the shareholder vote at the 2017 Annual Meeting of Shareholders.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	2007 Stock Compensation Plan as amended through December 23, 2016 (incorporated by reference to Appendix A to the Company’s proxy statement for the 2017 Annual Meeting of Shareholders held on February 23, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARFIELD, INC.

Dated: February 24, 2017	By:	/s/ Daniel Herzog
Daniel Herzog, Chief Financial Officer